Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions	Related-Party Transactions
Contributions are held and managed by Fidelity Management Trust Company (“Fidelity” or the “Trustee”), which invests cash received, interest and dividend income and makes distributions to the participants. The Trustee also administers the participants’ payment of interest and principal on the notes receivable from participants. These transactions qualify as permitted party-in-interest transactions.
Certain Plan investments are shares of registered investment companies (mutual funds) and common/collective trusts managed by the Trustee or its affiliates. Fidelity is the trustee as defined by the Plan and, therefore, these transactions qualify as party-in-interest transactions. The total market value of the Plan’s portion of the investments managed by the Trustee was $794.1 million and $648.3 million at December 31, 2025 and 2024, respectively. During 2025, the Plan’s portion of interest and dividends, realized and unrealized gains from investments managed by the Trustee was $10.5 million, $21.9 million and $197.8 million, respectively.
Merck also is a party-in-interest to the Plan under the definition provided in Section 3(14) of ERISA. Therefore, Plan transactions of Merck common stock qualify as both related party transactions and party-in-interest transactions. The market value of the Plan’s portion of the investment in Merck common stock was $812.0 million and $926.9 million at December 31, 2025 and 2024, respectively. During 2025, the Plan’s portion of dividends, realized gains and unrealized losses from Merck common stock was $28.0 million, $77.6 million and $53.3 million, respectively. The Plan’s portion of purchases and sales of Merck common stock during 2025 was $28.7 million and $162.6 million, respectively.